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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) March 27, 2003
                                                         ----------------------

   Capital One Auto Receivables, LLC/Capital One Prime Auto Receivables Trust
                                     2003-1
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         333-89452-03                               31-1750007
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   (Commission File Number)                (Registrant's I.R.S. Employer
                                                Identification No.)

           1680 Capital One Drive, McLean, Virginia             22102
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 (Address of Principal Executive Offices)                       (Zip Code)

                                 (703) 720-1000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

        The Registrant is filing the exhibit listed in Item 7(c) below in connection with the issuance of Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, Class A-4 Asset Backed Notes and Class B Asset Backed Notes by Capital One Prime Auto Receivables Trust 2003-1 described in the Final Prospectus Supplement dated March 14, 2003.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

Exhibit
  No.          Document Description
  ---          --------------------

8.1            Opinion of Mayer, Brown, Rowe & Maw with respect to tax matters

                                       -2-

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 27, 2003

                                          CAPITAL ONE AUTO RECEIVABLES, LLC

                                          By: /s/ Jeffery A. Elswick
                                          Name: Jeffery A. Elswick
                                          Title: President

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